EXHIBIT 32.1

            SECTION 906 CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
              AND PRINCIPAL FINANCIAL OFFICER OF PLASMATECH, INC.

In connection with the accompanying Quarterly Report on Form 10-QSB of PlasmaTech, Inc. for the quarter ended March 31, 2007, the undersigned, Christopher Brough, President and principal financial officer of PlasmaTech, Inc., does hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) such Quarterly Report on Form 10-QSB for the quarter ended March 31, 2007 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in such Quarterly Report on Form 10-QSB for the quarter ended March 31, 2007 fairly presents, in all material respects, the financial condition and results of operations of PlasmaTech, Inc.

Date: May 21, 2007

                                 /s/ Christopher Brough
                                 ------------------------------------------
                                 Christopher Brough
                                 President and principal financial officer